Exhibit 10(d)31

                     SECOND AMENDMENT TO
               DECOMMISSIONING TRUST AGREEMENT

     This Second Amendment to Decommissioning Trust Agreement

("Second  Amendment") made effective as of  the  1st  day  of

November,  1995 by and between Gulf States Utilities  Company

(the  "Company"),  and  Mellon  Bank,  N.A.  (the  "Successor

Trustee").

      WHEREAS,  on  March  15, 1989, the Company  and  Morgan

Guaranty  Trust  Company of New York (the "Trustee")  entered

into   a   Decommissioning  Trust   Agreement   (the   "Trust

Agreement"),   which  provided  for  the  establishment   and

maintenance  of a nuclear decommissioning reserve  fund  (the

"Trust  Fund") to hold and invest revenues collected  by  the

Company  for the decommissioning of Unit No. 1 of  the  River

Bend Steam Electric Generating Station; and

      WHEREAS,  as of April 8, 1992, in connection  with  the

promulgation   of  certain  rules  by  the   Public   Utility

Commission   of   Texas  applicable  to  the  investment   or

reinvestment  of  funds held under the Trust  Agreement,  the

Company  and  the  Trustee entered into Amendment  No.  1  to

Decommissioning Trust Agreement (the "First Amendment"); and

      WHEREAS,  the  Company wishes to  remove  the  Trustee,

continue to maintain the Trust Fund, and appoint Mellon Bank,

N.A. as Successor Trustee; and

      WHEREAS,  Mellon  Bank,  N.A.  is  a  national  banking

association  with  trust  powers  and  has  full  power   and

authority to enter into this Second Amendment; and

      WHEREAS,  Mellon  Bank, N.A. is  willing  to  serve  as

Successor  Trustee  on  the terms and conditions  herein  set forth;

      NOW, THEREFORE, the Company and Mellon Bank, N.A. agree

as follows:

      1.  In  accordance  with  section  6.01  of  the  Trust

Agreement,  as  amended by the First Amendment,  the  Company hereby appoints Mellon Bank, N.A. as Successor Trustee of the

Trust  Fund,  and  Mellon  Bank,  N.A.  hereby  accepts  such appointment.

      2. "Successor Trustee" shall mean Mellon Bank, N.A. and

any successor thereto.

      3. "First Amendment" shall mean the Trust Agreement, as

amended by Amendment No. 1 to Decommissioning Trust Agreement

made effective on April 8, 1992.

      4.  The Company and the Successor Trustee agree  to  be

bound by the terms of the First Amendment, with the following modifications:


        a. The  definitions  of  "Contribution,"  "Investment
            Account,"  and "Order" in Article I of the  First
            Amendment   are  hereby  amended   by   replacing
            "Trustee" with "Successor Trustee."

        b. All pertinent sections of the First Amendment are hereby amended by replacing "Trustee" with "Successor Trustee" unless the context clearly requires otherwise.

        c. Section  2.01  of  the First Amendment  is  hereby
            amended   by   adding  the  following  additional
            sentence at its conclusion:

           "The assets of the Qualified Fund may be used only in a manner authorized by Section 468A of the Code and the regulations thereunder."

        d. Section 2.03 of the First Amendment is hereby amended to provide as follows:

           "Acceptance  of Appointment.  Upon the  terms  and
            conditions herein set forth, Mellon Bank, N.A. accepts the appointment as Successor Trustee of this Trust and each of the Funds. Notwithstanding its acceptance of this appointment, the Successor Trustee shall not be responsible for the adequacy of the assets of the Trust to pay amounts reflected in any Certificate and shall make such payments only to the extent of the assets of the Trust. The Successor Trustee shall receive any Contributions transferred to it by the Company and shall hold, manage, invest and administer such Contributions, together with earnings and appreciation thereon. Notwithstanding the foregoing sentence, the Successor Trustee is under no duty to compel the Company to make any Contribution to the Trust or to inquire into or otherwise verify the correctness, accuracy or amount of any such Contribution."

        e. Section  2.08  of  the First Amendment  is  hereby
            amended   by   adding  the  following  additional
            sentence at its conclusion:

           "The   Agreement  cannot  be  amended  to  violate
            Section  468A  of  the Code  or  the  regulations
            thereunder."

        f. The  sixth  sentence of Section 7.01 of the  First
            Amendment   is  hereby  amended  to  provide   as
            follows:

           "An  Investment Manager shall certify  in  writing
            to the Trustee that it is registered under the Investment Advisers Act of 1940, or is a bank as defined in that Act, shall accept its appointment as Investment Manager, shall certify the identity of the person or persons authorized to give instructions or directions to the
            Trustee on its behalf, including specimen signatures, and shall undertake to perform the duties imposed on it under an Investment Manager Agreement."

        g. Add a new Section 8.09 to provide as follows:

           "Legal   Proceedings.    To  commence  or   defend
            suits or legal proceedings and represent the Fund in all suits or legal proceedings in any court or before any other body or tribunal as the Trustee shall deem necessary to protect the Fund.

                  Notwithstanding  the  provisions  of   this
            Article VIII, to the extent any fiduciary powers granted to the Trustee involve investment discretion over assets managed by an Investment Manager, and the Company does not otherwise direct the Trustee in the exercise of such power, the Trustee shall exercise such power at the direction of the Investment Manager."

        h. Paragraph  (1)  of  Section  9.02  of  the   First
            Amendment   is  hereby  amended  to  provide   as
            follows:

           "Unless  such investment is permitted to  be  made
            by   Section  468A(e)(4)(c)  of  the  Code,   the
            regulations   thereunder,  and   any   applicable
            successor provisions; or"

        i. Section 9.05 of the First Amendment is hereby amended by adding the following wording to the end of the last sentence:

           ";  and  to hold uninvested cash in its commercial
            bank or that of an affiliate, as it shall deem reasonable or necessary; and to settle investments in any collective investment fund, including a collective investment fund maintained by the Trustee or an affiliate and appoint agents and sub-trustees; provided that to the extent that any investment is made in any such collective investment fund, the terms of the collective trust indenture shall solely govern the investment duties, responsibilities and powers of the trustee of such collective investment fund and , to the extent required by law, such terms, responsibilities and powers shall be incorporated herein by reference and shall be a part of this Agreement and provided further that the Company expressly understands and agrees that any such collective investment fund may provide for the lending of its securities by the collective investment fund trustee and that such collective investment fund trustee will receive compensation for the lending of securities that is separate from any compensation of the Trustee hereunder, or any compensation of the collective investment fund trustee for the management of such fund; to purchase or sell stock index future contracts from time to time only to provide liquidity for cash flows, and reduce tracking error due to dividend accruals.

                  Notwithstanding  anything  else   in   this
            Agreement to the contrary, including, without limitation, any specific or general power granted to the Trustee and to the Investment Managers, including the power to invest in real property, no portion of the Fund shall be invested in real estate. For this purpose "real estate" includes direct interests in real property, leaseholds or mineral interests."

        j. Section 10.04 of the First Amendment is hereby amended to provide as follows:

           "Any  notice  required  by this  Agreement  to  be
            given to the Company or the Successor Trustee shall be deemed to have been properly given when mailed, postage prepaid, by registered or certified mail, to the person to be notified as set forth below:


           If to the Company:
                 Gulf States Utilities Company
                 P.O. Box 61000
                 New Orleans, Louisiana  70161
                 Attention:  Steven C. McNeal


           If to the Successor Trustee:
                 Mellon Bank, N.A.
                 One Mellon Bank Center
                 Room 3346
                 Pittsburgh, Pennsylvania  15258-0001
                 Attention:  Earl G. Kleckner

           The Company or the Successor Trustee may change the above addresses by delivering notice thereof in writing to the other party."

        k. Section 10.06 of the First Amendment is hereby amended by replacing "New York" with "Texas".

      IN WITNESS WHEREOF, the parties hereto have caused this

Second  Amendment  to  be duly executed by  their  respective authorized officers as of the effective date indicated on the first page hereof.



GULF STATES UTILITIES COMPANY      MELLON BANK, N.A. Successor Trustee

By: _________________________      By: _______________________________
     William J. Regan, Jr.

Title:        Vice President       Title:
and Treasurer                      ____________________________


Date:                              Date:
____________________________       ____________________________

STATE OF LOUISIANA

PARISH OF ORLEANS


     Personally came and appeared before me, the undersigned authority, in and for the jurisdiction aforesaid, __________________________________, who acknowledged to me  that he is _____________________________________  of
     Gulf States Utilities Company and that he signed and delivered the foregoing instrument on the day and year therein mentioned as the act and deed of said corporation, having first been duly authorized so to do.

        Given under my hand and official seal on this the ___ day of _____________, 19____.

                              ____________________________
                                   NOTARY PUBLIC

     My Commission is issued for life.




COMMONWEALTH OF PENNSYLVANIA

COUNTY OF ALLEGHENY


          Personally came and appeared before me, the undersigned authority, in and for the jurisdiction aforesaid, ___________________________, who acknowledged to  me that he is  _________________________________  of
     Mellon Bank, N.A. and that he signed and delivered the foregoing instrument on the day and year therein mentioned as the act and deed of said corporation, having first been duly authorized so to do.

        Given under my hand and official seal on this the ___ day of _____________, 19____.

                              _______________________
                                   NOTARY PUBLIC

     My Commission Expires: _________________